UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2017

PINNACLE ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37666	47-4668380
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3980 Howard Hughes Parkway, Las Vegas, Nevada	89169
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (702) 541-7777

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On December 11, 2017, Pinnacle Entertainment, Inc. (the “Company”) entered into amendments to certain employment agreements with Anthony M. Sanfilippo, the Company’s Chief Executive Officer, Carlos A. Ruisanchez, the Company’s President and Chief Financial Officer, Virginia E. Shanks, the Company’s Executive Vice President and Chief Administrative Officer, and Donna S. Negrotto, the Company’s Executive Vice President, General Counsel and Secretary (collectively, the “Employment Agreement Amendments”). The Employment Agreement Amendments amend the base salaries earned by Messrs. Sanfilippo and Ruisanchez and Mses. Shanks and Negrotto.

Pursuant to the Employment Agreement Amendments, beginning on January 1, 2018, Mr. Sanfilippo will earn an annual base salary of $1,500,000, Mr. Ruisanchez will earn an annual base salary of $950,000, Ms. Shanks will earn an annual base salary of $700,000 and Ms. Negrotto will earn an annual base salary of $490,000.

The foregoing summary of the Employment Agreement Amendments is qualified in its entirety by reference to the Employment Agreement Amendments, which are attached as Exhibits 10.1, 10.2, 10.3 and 10.4 to this Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

Exhibit 10.1	Third Amendment to Employment Agreement, dated as of December 11, 2017, between Pinnacle Entertainment, Inc. and Anthony M. Sanfilippo

Exhibit 10.2	Third Amendment to Employment Agreement, dated as of December 11, 2017, between Pinnacle Entertainment, Inc. and Carlos A. Ruisanchez

Exhibit 10.3	Fourth Amendment to Employment Agreement, dated as of December 11, 2017, between Pinnacle Entertainment, Inc. and Virginia E. Shanks

Exhibit 10.4	First Amendment to Employment Agreement, dated as of December 11, 2017, between Pinnacle Entertainment, Inc. and Donna S. Negrotto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE ENTERTAINMENT, INC.
(Registrant)

Date: December 11, 2017	By:	/s/ Elliot D. Hoops
Elliot D. Hoops Vice President and Legal Counsel